UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

INOVALON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36841 (Commission File Number)	47-1830316 (IRS Employer Identification No.)

4321 Collington Road Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 809-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 25, 2016, Inovalon Holdings, Inc. (the “Company”) issued a press release announcing its financial position as of December 31, 2015, results of operations for the three months and year ended December 31, 2015, and other related information. The Company also posted supplemental earnings presentation materials on the investor section of the Company’s website at www.inovalon.com. Copies of the press release and supplemental earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 8.01. Other Events.

On February 22, 2016, Daniel L. Rizzo provided notice to the Company of his intention to retire from his full-time role as Chief Innovation Officer effective April 1, 2016 in order to spend more time with his family, philanthropy, and other personal interests. Mr. Rizzo will continue with Inovalon in a new role, Innovation Fellow, to allow for his desired transition to a part-time role. Mr. Rizzo has worked as part of Inovalon for approximately 14 years in multiple roles and is beloved by the Company. The Company is deeply appreciative of Mr. Rizzo’s excellent service and dedication to the Company, and the Company is looking forward to continuing to work with him in this new capacity.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1*	Press Release dated February 25, 2016.
99.2*	Inovalon Q4 & FY2015 Earnings Supplement Presentation.

*                 Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVALON HOLDINGS, INC.

Dated: February 25, 2016	By:	/s/ KEITH R. DUNLEAVY, M.D.
Keith R. Dunleavy, M.D. Chief Executive Officer and Chairman

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated February 25, 2016.
99.2*	Inovalon Q4 & FY2015 Earnings Supplement Presentation.

*                 Furnished herewith.

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